UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): July 29, 2013

TRULI MEDIA GROUP, INC.
 (Exact name of registrant as specified in charter)

Oklahoma	000-53641	26-3090646
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

515 Chalette Drive
Beverly Hills, CA  90210
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (310) 274-0224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

On July 26, 2013, Truli Media Group, Inc. (the “Company”) entered into a securities purchase agreement  (the “Agreement”) with an accredited investor (the “Investor”) pursuant to which the Investor purchased an 8% Convertible Debenture for an aggregate purchase price of $100,000  (the “Debenture”).  The Debenture bears interest at a rate of 8% per annum and is payable upon any principal being converted on any voluntary conversion date (as to that principal amount then being converted) and the earlier of (i) July 26, 2014 or (ii) one (1) business day after the consummation of a Subsequent Financing (as defined and described in the Agreement).  The Company may pay interest due either in cash or, at its option, through an increase in the principal amount of the Debenture then outstanding by an amount equal to the interest then due and payable.  The Debenture will be convertible at the option of the Investor at any time into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at a conversion price equal to sixty-five percent (65%) of the average of the lowest three closing bid prices of the Company’s Common Stock for the ten trading days immediately prior to a voluntary conversion date, subject to adjustment.

In connection with the Agreement, the Investor received a warrant to purchase five hundred thousand (500,000) shares of Common Stock (the “Warrant”).  The Warrant is exercisable for a period of three years from the date of issuance at exercise price of $0.04, subject to adjustment.  The Investor may exercise the Warrant on a cashless basis at any time after the date of issuance.  In the event the Investor exercises the Warrant on a cashless basis we will not receive any proceeds.

The conversion price of the Debenture and the exercise price of the Warrant are subject to full ratchet anti-dilution adjustment for subsequent lower price issuances by the Company, as well as customary adjustments provisions for stock splits, stock dividends, recapitalizations and the like.

Until the six month anniversary of the issuance date of the Debenture, the Company may, upon written notice, redeem the Debenture in cash at 100% of the then outstanding principal amount of the Debenture, plus accrued plus unpaid interest, provided certain conditions are met.

The Agreement provides that until the date that less than twenty percent (20%) of the Debenture is outstanding, in the event of a Subsequent Financing (except for certain exempt issuances as provided in the Agreement) by the Company, Investor will have the right to participate in such Subsequent Financing up to an amount equal to the Investor’s proportionate share of the Subsequent Financing based on such Investor’s participation in this offering on the same terms, conditions and price provided for in the Subsequent Financing. The Agreement also provides that for as long as the Debenture is outstanding, if the Company effects a subsequent financing, the Investor may elect, in its sole discretion, to exchange all, but not less than all, of the Debenture then held by Investor for any securities issued in a subsequent financing on a $1.00 for $1.00 basis based on the outstanding principal amount of the Debenture.

For a period of three (3) years from the date of the Agreement, if at any time the Company shall determine to file with the Securities and Exchange Commission (the “Commission”) a registration statement relating to an offering for its own account or the account of others under the Securities Act of 1933, as amended (the “Securities Act”), of any of its equity securities (other than on Form S-4, Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other bona fide, employee benefit plans), upon the Investor’s request in writing, the Company shall use its best efforts to include in such registration statement all of the shares of Common Stock issuable upon conversion of the Debentures and exercise of the Warrants (collectively “Registrable Securities”); provided, however, that, the Company shall not be required to register any Registrable Securities that are the subject of a then effective registration statement; provided, further, however, (i) if the registration statement is an offering to be made on a continuous basis pursuant to Rule 415 promulgated under the Securities Act and is not on a Form S-3, and the Commission advises the Company that all of the Registrable Securities which Investor has requested to be registered may not be included under Rule 415, then the number of Registrable Securities to be registered shall be reduced as set forth in the Agreement; and (ii) if the registration so proposed by the Company involves an underwritten offering of the securities and the managing underwriter of such underwritten offering shall advise the Company in writing that the distribution of all or a specified portion of the Registrable Securities which the Investor has requested the Company to register will materially and adversely affect the distribution of such securities by such underwriters, then the Company may reduce or eliminate the number of Registrable Securities that are included in a registration statement.

The Investor has contractually agreed to restrict its ability to exercise the Warrant and convert the Debenture such that the number of shares of the Company Common Stock held by the Investor and its affiliates after such conversion and/or exercise does not exceed 4.99% of the Company’s then issued and outstanding shares of Common Stock.

The Debenture contains certain customary negative covenants and events of default, including, but not limited to, the Company’s failure to pay principal and interest, material defaults under the other transaction documents, bankruptcy, and the Company’s failure to deliver Common Stock certificates after a conversion date.  The Company’s obligations under the Debenture are guaranteed by Truli Media Group, LLC, the Company’s wholly-owned subsidiary.

As of the date hereof, the Company is obligated on $100,000 face amount of the Debenture issued to the Investor.  The Debenture is a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

The Company paid a placement agent a cash fee in the amount of $9,000 (representing a 9% sales commission).

The securities sold in the private placement were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) under the Securities Act and Regulation D promulgated thereunder and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. The Investor is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act.   This current report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The foregoing information is a summary of the agreements involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached as exhibits to this Current Report on Form 8-K.  Readers should review such agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description of Exhibit
4.1	Debenture, dated July 26, 2013, in the aggregate principal amount of $100,000
4.2	Warrant, dated July 26, 2013, to purchase 500,000 shares of the Company’s Common Stock
99.1	Securities Purchase Agreement, dated July 26, 2013 by and between Truli Media Group, Inc. and the Purchasers signatory thereto
99.2	Subsidiary Guarantee, dated July 26, 2013, by Truli Media Group, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRULI MEDIA GROUP, INC.

Date: July 30, 2013	By:	/s/ Michael Jay Solomon
	Name:	Michael Jay Solomon
	Title:	Chief Executive Officer